Consent of Independent Auditors






We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 16, 1999 in the Pre-effective Amendment No. 3 to the Registration Statement (Form SB-2, No. 333-84845) and related Prospectus of iLink Telecom, Inc. for the registration of 168,925 shares of its common stock to be offered for resale.


                                                           ERNST & YOUNG LLP
Vancouver, Canada
November 30, 1999.                                        Chartered Accountants